                                                                   EXHIBIT 10.10


                           DEFERRED COMPENSATION PLAN
                      FOR DIRECTORS AND EXECUTIVE OFFICERS

1.       Purpose

The purpose of the Deferred Compensation Plan for Directors and Executive Officers (the "Plan") is to provide directors and selected senior executive employees of Suburban Bancshares, Inc. and its Subsidiary (the "Company") an opportunity to defer compensation received by them from the Company in accordance with the terms and conditions set forth herein.

2.       Administration

The Plan shall be administered by a Committee of the Board of Directors of the Company (the "Committee") who shall consist of at least three members who are not participants in the Plan. The Committee shall have sole and complete authority to interpret the terms and provisions of the Plan and to adopt, alter and repeal such administrative rules, regulations and practices governing the operation of the Plan as it shall from time-to-time deem advisable.

3.       Eligibility

The Committee shall select those senior executive employees and directors who shall be eligible to participate in the Plan.

Such persons shall be collectively referred to as the "Participant" or "Participants" as the case may be.

4.       Election to Defer

(a) Participant may elect in writing to defer receipt of all or a specified portion of his/her compensation (including the annual base salary and annual incentive compensation). Amounts deferred under this Paragraph 4(a) shall be referred to as the "Deferred Amounts". Once received by the Committee, an election cannot be revoked.

(b) The election must be made prior to the beginning of the fiscal year (or period) to which the compensation applies. A Participant must make a separate election with respect to each year of participation in the Plan. A new Participant in the Plan shall have 15 days following his/her selection by the Committee to make an election with respect to compensation to be earned for the balance of the year.

5.       Establishment of Deferred Compensation Account

The Deferred Amount shall be withheld by-weekly from the payroll and shall be credited to the Participant's Deferred Compensation Account monthly on the last day of each month. Interest and/or fund growth will be credited to the account monthly.

6.       Payment of Deferred Amounts

(a) Except as otherwise provided in subparagraph (c) or (d) below, a Participant's Deferred Compensation Amount shall be paid, or commence to be paid, to the Participant, or the Participant's beneficiary, as soon as practicable after the earliest to occur of the following:

         (i)      the Participant's death, or

         (ii)     the Participant's retirement as defined in paragraph 11(b).

         In the event of the Participant's death, payment of the balance in the Participant's Deferred Compensation Account at the end of the fiscal year subsequent to the death of the Participant shall be made to the Participant's designated beneficiary, or if none, to the Participant's estate.

(b) The Participant may elect to receive payment of the balance in his/her Deferred Compensation Account at retirement either (i) in a lump sum or
         (ii) in such number of annual installments, not to exceed fifteen, as the Participant shall elect. The election must be made at least one year before the Deferred Compensation Amount is payable. If no election is made, a lump sum payment will be made.

(c) A Participant may elect to receive the balance in the Deferred Compensation Account upon the occurrence of a Change in Control of the Company. The term "Change in Control" shall mean: "the purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the Company's assets."

(d) Anything contained in this Paragraph to the contrary notwithstanding, in the event at participant incurs a severe financial hardship as defined in paragraph 11(c) or a Participant becomes disabled, the Committee, in its sole discretion and upon written application of such Participant, may direct immediate payment of all or a portion of the then current value of such Participant's Deferred Compensation Account; provided that, in the case of a hardship, such payment shall in no event exceed the amount necessary to alleviate such financial hardship.

8.       Participant Reports

The Committee shall provide a statement to the Participant at least annually concerning the status of his/her Deferred Compensation Account.

9.       Transferability of Interests

During the Deferral Period, all Deferred Amounts shall be considered as general assets of the Company for use as it deems necessary and shall be subject to the claims of the Company's creditors.

The rights and interests of a Participant during the Deferral Period shall be those of a general creditor except that such Participant's rights and interest may not be anticipated, assigned, pledged, transferred or otherwise encumbered except in the event of the death of the Participant, and then only by will or the laws of descent and distribution.

10.      Amendment, Suspension and Termination

The Company may amend, suspend or terminate the Plan or any portion thereof in such manner and to such extent as it may deem advisable and in the best interests of the Company. No amendment, suspension and termination shall alter or impair any then Deferred Amounts without the consent of the Participant affected thereby.

11.      Definitions

(a) The term "Subsidiary" shall mean any corporation 50 percent or more of the voting stock of which shall at the time be owned directly or indirectly by the Company.

(b) The term "retirement" shall mean the date a Participant ceases to be employed by the Company or ceases to serve as a director of the Company.

(c) The term "hardship" shall mean an immediate and heavy financial need limited to: (i) expenses incurred or necessary for medical care, described in Code Section 213(d), of the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code
         Section 152); (ii) purchase (excluding mortgage payments) of a principal residence for the Participant, (iii) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his spouse, children or dependents; (iv) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or (v) any other distribution which is deemed by the Commissioner of Internal Revenue to be made on account of immediate and heavy financial need as provided in Treasury regulations. The Participant's request for a withdrawal shall include his written statement that an immediate and heavy financial need exists and explain its nature.

12.      Unfunded Obligation

The Plan shall not be funded, and no trust, escrow or other provisions shall be established to secure payments due under the Plan. A Participant shall be treated as a general, unsecured creditor at all times under the Plan. The Company may, at its option, establish a Rabbi Trust purely for its convenience. The Employee or Director Participant is not a beneficiary of, and has no rights as such, under the Trust.

13.      No Right to Employment or Other Benefits

Nothing contained herein shall be construed as conferring upon any Participant the right to continue in the employ of the Company. Any compensation deferred and any benefits paid under this Plan shall not be included in creditable compensation in computing benefits under any employee benefit plan of the Company except to the extent expressly provided for therein.

14.      Effective Date

The Plan shall be effective on May 15,1997 after approval by the Board of Directors of the Company. Thereupon, eligible Participants shall be permitted to make an election under Paragraph 4, above, within 15 days with respect to compensation to be earned during the balance of the fiscal year.

                           Deferred Compensation Plan
                      for Directors and Executive Officers

                               DEFERRAL AGREEMENT
Name:                                                            ("Participant")
     ------------------------------------------------------------
             Last                First           Middle Initial
Social Security Number:         -          -
                       --------------------------------

A. This Deferral Agreement ("Agreement") has been made this __________ of _________________ , 19____ between the Participant and Suburban Bank ("Company").

         I elect to participate in the Deferred Compensation Plan for Directors and Executive Officers ("Plan"). I acknowledge receipt of copies of Summary Fund Descriptions, Plan Description and a Trust Agreement. I understand the general provisions of the Plan.

         I irrevocably elect to defer the following from my 19___ compensation:
         (Indicate dollar or % amount.)

                        of my salary           $                      of my fees
         ---------------                        ---------------------

         My preference for the allocation of the above deferral would be to the following funds as indicated in even percentages: (Minimum per fund - 5%) (Please be sure your percentages total = 100%.) I understand that this preference is not binding on the Company or the Trustee.

                    ____ % Constellation  ____ % Value         _____ % Charter


                    ____ % High Yield     ____ % Money Market



         I elect to receive my benefit:

                           lump sum at retirement          in 10 annual payments
                  --------                        --------

         I further recognize that nothing contained herein or in the Plan shall be construed as a contract of employment between me and the Company, as a right of continued employment or as a limitation of the Company's right of discharge.

         IN WITNESS WHEREOF, the parties hereto have entered into this Agreement on the day and year written above.

         Suburban Bank                                Participant

         By:
            -------------------------------           -------------------------
                                                                Signature

         Title:
               -----------------------------

B. I do not wish to participate in the Suburban Bank Deferred Compensation Plan for Directors and Executive Officers at this time.

         ------------------------                     ------------------------
         Date                                         Signature

                           Deferred Compensation Plan
                      for Directors and Executive Officers

                             BENEFICIARY DESIGNATION

I HEREBY designate that the following person(s) or Trust shall be my beneficiary(ies) under the Suburban Bank Deferred Compensation Plan for Directors and Executive Officers (the "Plan") in the event of my death.

I reserve the full right to revoke or modify this designation, or any modification hereof, at any time by a further written designation, subject to the restrictions set forth in the Plan.

PRIMARY
NAME & ADDRESS                  RELATIONSHIP                    PERCENTAGE

----------------------          ---------------------           ----------
----------------------
----------------------

CONTINGENT
NAME & ADDRESS                  RELATIONSHIP                    PERCENTAGE

----------------------          ---------------------           ----------
----------------------
----------------------
TERTIARY
NAME & ADDRESS                  RELATIONSHIP                    PERCENTAGE

----------------------          ---------------------           ----------
----------------------
----------------------


----------------------                ------------------------------
Date                                  Signature of Participant


                                      ------------------------------
                                      Printed Name of Participant


                              RABBI TRUST AGREEMENT

                                      UNDER

                         DEFERRED COMPENSATION PLAN FOR
                        DIRECTORS AND EXECUTIVE OFFICERS

         THIS AGREEMENT made this 21 day of May, 1997, between Suburban Bancshares, Inc. and its subsidiary, Suburban Bank of Maryland of Greenbelt, Maryland (hereinafter sometimes called "Company"), and Marlin K. Husted of Naples , Florida, (hereinafter sometimes called "Trustee");

         WHEREAS, the Company has adopted a Non-Qualified Deferred Compensation Plan for Directors and Executive Officers; and

         WHEREAS, the Company wishes to establish a trust (hereinafter called "Trust") and to contribute and/or to accept voluntary contributions to the Trust assets that shall be held therein, subject to the claims of the Company's creditors in the event of the Company's insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan; and

         WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employees Retirement Income Security Act of 1974; and

         WHEREAS, it is the intention of the Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan;

         NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

Section 1         Establishment of the Trust

1.1 The Company will begin to make monthly deposits with the Trustee in trust effective May 1997, which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

1.2      The Trust hereby established shall be irrevocable.

1.3 The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of Subpart E, Part I, Subchapter J, Chapter 1, Subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

1.4 The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of the Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of insolvency, as defined in Section 3.1 herein.

1.5 The Company, in its sole discretion, may at any time, or from time-to-time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

1.6 Upon a Change of Control, the Company shall, as soon as possible, but in no event longer than thirty (30) days following the Change of Control, as defined herein, make an irrevocable contribution to the Trust in an amount that is sufficient to pay each Plan participant or beneficiary the benefits to which the Plan participants or their beneficiaries would be entitled pursuant to the terms of the Plan as of the date on which the Change of Control occurred.

Section 2         Payments to Plan Participants and Their Beneficiaries

2.1 The Company shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Company.

2.2 The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by the Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

2.3 The Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. The Company shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, the Company shall make the balance of each such payment as it falls due. The Trustee shall notify the Company where principal and earnings are not sufficient.

Section 3 Trustee Responsibility Regarding Payments to Trust Beneficiary when the Company is Insolvent

3.1 The Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is insolvent. The Company shall be considered "insolvent" for purposes of this Trust Agreement if (i) the Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United Stated Bankruptcy Code.

3.2      At all times during the continuance of this Trust, as provided in
         Section 1.4 hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below:

         (a) The Board of Directors and the Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing of the Company's insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become insolvent, the Trustee shall determine whether the Company is insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

         (b) Unless the Trustee has actual knowledge of the Company's insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is insolvent, the Trustee shall have no duty to inquire whether the Company is insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.

         (c) If at any time, the Trustee has determined that the Company is insolvent, the Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights or Plan participants or their beneficiaries to pursue their rights as general creditors of the Company with respect to benefits under the Plan or otherwise.

         (d) The Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after the Trustee has determined that the Company is not insolvent (or is no longer insolvent).

         (e) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to this Section 3.2 and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance.

Section 4         Investment Authority

4.1 In no event may the Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by the Company, other than a de minimis amount held in common investment vehicles in which the Trustee invests. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Plan participants.

4.2 The Company shall have the right at any time, and from time-to-time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by the Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

Section 5         Disposition of Income

5.1 During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

Section 6         Accounting by Trustee

6.1 The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within sixty (60) days following the close of each calendar year and within thirty (30) days following the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

Section 7         Responsibility of the Trustee

7.1 The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by the Company. In the event of a dispute between the Company and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

7.2 If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Company agrees to indemnify the Trustee against the Trustee's costs, expense and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If the Company does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust.

7.3 The Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder.

7.4 The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

7.5 The Trustee shall have without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

7.6 However, notwithstanding the provisions of Section 7.5 above, the Trustee may loan to the Company the proceeds of any borrowing against an insurance policy held as an asset of the Trust.

7.7 Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains there-from, within the meaning of
         Section 201.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

Section 8         Compensation and Expenses of the Trustee

8.1 The Company shall pay all administrative and the Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.

Section 9         Resignation and Removal of the Trustee

9.1 The Trustee may resign at any time by written notice to the Company, which shall be effective thirty (30) days after receipt of such notice unless the Company and the Trustee agree otherwise.

9.2 The Trustee may be removed by the Company on thirty (30) days notice or upon shorter notice accepted by the Trustee.

9.3 Upon a Change of Control, as defined herein, the Trustee may not be removed by the Company for one year.

9.4 If the Trustee resigned within one year after a Change of Control, as defined herein, the Company shall apply to a court of competent jurisdiction for the appointment of a successor Trustee or for instructions.

9.5 Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within thirty (30) days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit.

9.6 If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 10 hereof, by the effective date of resignation or removal under Section 9.1 or 9.2. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

Section 10        Appointment of a Successor

10.1     If the Trustee resigns or is removed in accordance with Section 9.1 or
         9.2 hereof, the Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal. Absent a Change of Control, the Company may appoint any qualified individual who is not a participant, including a member of the Board of Directors or an Executive Officer, to serve as Trustee. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer.

10.2 The successor Trustee need not examine the record and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 6 and 7 hereof. The successor Trustee shall not be responsible for and the Company shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

Section 11        Amendment or Termination

11.1 This Trust may be amended by a written instrument executed by Trustees and provided the Company, however, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable.

11.2 The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant the terms of the Plan. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Company.

11.3 Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan, the Company may terminate this Trust prior to the time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to the Company.

Section 12        Miscellaneous

12.1 Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

12.2 Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

12.3 This Trust Agreement shall be governed by and construed in accordance with the laws of Maryland.

12.4 For purposes of this Trust, Change of Control shall mean: "the purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the Company's assets."

Section 13        Effective Date

13.1 The effective date of this Trust Agreement shall be May 21, 1997.

                                      Suburban Bancshares, Inc.
                                                   Company

                                      /s/  Marlin K. Husted, Trustee
                                      ------------------------------
                                                  Trustee